UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A Amendement No. 2

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2015 root9B Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4521 Sharon Road, Suite 300 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 521-8077

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K (the “Amended 8-K”) is being filed to amend the Current Report on Form 8-K dated February 6, 2015 and filed with the Securities and Exchange Commission (the “Commission”) on February 9, 2015, and as further amended by an amended Current Report on Form 8-K filed with the Commission on April 17, 2015  (the “First Amended 8-K”) by root9B Technologies, Inc (the “Registrant”). The Registrant is filing this Amended 8-K to include a conforming signature of the independent registered public accounting firm on the IPSA International audited financial statements filed hereto as Exhibit 99.1.  No other changes were made to the First Amended 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2015, root9B Technologies, Inc. (the “Corporation”), by and through its wholly owned subsidiary, IPSA International Services, Inc., a Delaware corporation, (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IPSA International, Inc. (“IPSA”), a Nevada corporation. Pursuant to the Merger Agreement, IPSA will be merged with Merger Sub, which will be surviving entity (the “Merger”). On February 9, 2015, the Corporation, Merger Sub and IPSA consummated and closed the Merger.  The Company filed a Current Report on Form 8-K on February 10, 2015 (the "Original 8-K") announcing the Merger and the transactions related therewith.

Amendment No. 1 to the Original 8-K was filed on April 17, 2015 to include the audited financial statements of IPSA as well as the Company's pro forma financial statements as required by Items 9.01(a) and 9.01(b) of Form 8-K.

This Amendment No. 2 to Amendment No. 1 to the Original 8-K is to include the conforming signature of the independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), IPSA International Inc audited financial statements for the fiscal year ended December 31, 2014 and December 31, 2013 are filed in this Current Report on From 8-K as Exhibit 99.1

(b)	Pro forma financial information

In accordance with Item 9.01(b), the Registrant's pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2

(d) Exhibits.

Exhibit	Description
2.1
Agreement and Plan of Merger by and between root9B Technologies, Inc., a Delaware corporation, IPSA International Services, Inc., a Delaware corporation and IPSA International, Inc., a Nevada corporation, dated February 6, 2015 (incorporated by reference to exhibit 2.1 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).

4.1	Form of Warrant (incorporated by reference to exhibit 4.1 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).
10.1	Registration Rights Agreement (incorporated by reference to exhibit 10.1 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).
10.2	Dan Wachtler Employment Agreement, dated February 9, 2015 (incorporated by reference to exhibit 10.2 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).
10.3
Dan Wachtler Confidentiality, Non-Compete and Non-Solicitation Agreement, dated February 9, 2015 (incorporated by reference to exhibit 10.3 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).

10.4	Securities Purchase Agreement (incorporated by reference to exhibit10.4 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).
10.5	Pledge Agreement (incorporated by reference to exhibit 10.5 to current report on Form 8-K of the registrant filed with the Commission on February 9, 2015).
99.1	IPSA International audited financial statements
99.2	Pro forma financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROOT9B TECHNOLOGIES, INC.
/s/ Kenneth T Smith
Dated: September 25, 2015	By:	Kenneth T Smith
Chief Financial Officer